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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22051

Voya International High Dividend Equity Income
Fund (Formerly ING International High Dividend
Equity Income Fund)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258

(Address of principal executive offices) (Zip code)

Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

Item 1.     Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2014

Voya International High Dividend Equity Income Fund

(formerly, ING International High Dividend Equity Income Fund)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IID.” The primary objective of the Fund is to seek current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of foreign companies and/or derivatives linked to such securities or indices that include such securities. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected international, regional or country indices, and/or equity securities and/or exchange-traded funds.

For the period ended August 31, 2014, the Fund made monthly distributions totaling $0.41 per share, all characterized as net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 6.98% for the period ended August 31, 2014. (1) (2) This NAV return reflects an increase in the Fund’s NAV from $9.47 on February 28, 2014 to $9.70 on August 31, 2014. Based on its share price, the Fund provided a total return of 10.77% for the period ended August 31, 2014.(2) (3) This share price return reflects an increase in the Fund’s share price from $9.24 on February 28, 2014 to $9.80 on August 31, 2014.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

Executive Vice President

Voya Family of Funds

October 1, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your Investment Professional or the fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

1

Market Perspective: Six Months Ended August 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea. By the start of our fiscal year the Index was up 0.83% in 2014 and in the next six months added a further 6.53%. (The Index returned 5.61% for the six-months ended August 31, 2014, measured in U.S. dollars.)

With the improvement in the season came a pick-up in the data. Employment reports started to look much better and the August bulletin reported the sixth consecutive month in which more than 200,000 jobs had been created. Purchasing managers’ activity indices were on the rise. New and existing home sales remained strong, at least on a year over year basis. While the pace of home price increases was moderating, the S&P/Case-Shiller 20-City Composite Home Price Index still managed an 8.1% rise in the 12 months through June. In August, one measure of consumer confidence reached the highest since October 2007. Meanwhile the Fed continued to taper and August ended with the pace of bond purchases down to $25 billion per month.

First quarter growth in gross domestic product (“GDP”) was originally reported as a tiny gain, only to be revised to a small loss. Yet on June 25, when it was again revised down, this time sharply to -2.9%, the worst since the first quarter of 2009, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly, now fading into memory. As if to underline the improved conditions, second quarter GDP was reported to have grown at 4.2% annualized, while the first quarter’s growth was finally revised to a milder -2.1%.

As the half-way point in the fiscal year approached however, the nagging concern about the underlying strength of the recovery was wages. Fed Chairwoman Janet Yellen at that time observed that labor markets still have further to heal before their economies can weather increases in interest rates. In the U.S. context, she meant that an upsurge in job creation and a fall in the unemployment rate to 6.2% had not been accompanied by an acceleration in wage growth. Average hourly wage growth is languishing at about 2.0% per annum, not much more than half of the 3-4% which Ms. Yellen said she would expect in this situation. Since wage earners tend to spend a relatively large proportion of their incomes, lagging wages dampen personal spending over all. Personal spending in the U.S. actually fell slightly in July compared to June.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 2.74% in the first half of the fiscal year. The Barclays Long Term U.S. Treasury sub-index, having dropped 12.66% in 2013, more than recovered this in the calendar year through August and soared 10.27% in the last six months. The over-all Barclays U.S. Treasury Bond sub-index only returned 1.96%: evidence of a flattening Treasury yield curve. The Barclays U.S. Corporate Investment Grade Bond sub-index gained 4.15% and interestingly outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned 2.89%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 8.84% in the first half of the fiscal year, closing at an all-time high, having breached the 2000 level for the first time on August 25. Energy was the best performing sector with a gain of 13.43%, followed by technology, 12.66%. The worst were consumer discretionary, which managed only 3.77% and industrials, 4.76%. Record operating earnings per share for S&P 500® companies in the second quarter of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs.

In currencies, the dollar gained against other major currencies over the six months. The dollar added 5.1% against the euro, as European Central Bank President Draghi’s embrace of quantitative easing for the euro zone became tighter in the face of progressively weak economic data. The dollar edged up 0.89% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded. The dollar rose 2.25% against the yen, after Japan’s disappointing decline in second quarter GDP growth, among other weaker-than-expected reports.

In international markets, The MSCI Japan® Index bounced 5.44% for the fiscal half year, boosted by the Government Pension Investment Fund’s anticipated shift into Japanese equities, and despite the perception that the government’s fiscal and monetary stimulus was fading. The MSCI Europe ex UK® Index gained just 2.19%. Growth in the euro zone stalled in the second quarter, with unemployment still stubbornly high at 11.5% and annual inflation dangerously faint at 0.3%. Markets were supported however, by the possibility that this might lead to U.S./UK/Japan-style quantitative easing. The MSCI UK® Index did not do much better, rising 2.69%. Returns were held back by heavily weighted laggards among retailers, banks, miners and telecoms. GDP in the second quarter of 2014 grew by 3.2% from a year earlier, while unemployment continued to fall, but concerns persisted about a housing price bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of Asia, excluding Japan.
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of the developed markets in Europe.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

Voya International High Dividend Equity Income Fund	Portfolio Managers’ Report

Geographic Diversification as of August 31, 2014 (as a percentage of net assets)

United Kingdom	15.1%
Australia	9.9%
China	9.5%
France	9.2%
United States	7.0%
South Korea	5.7%
Switzerland	5.6%
Germany	5.2%
Hong Kong	4.4%
Italy	4.2%
Countries between 0.1%-4.0%^	23.1%
Assets in Excess of Other Liabilities	1.1%
Net Assets	100.0%

^ Includes 17 countries, which each represents 0.1%−4.0% of net assets.

Portfolio holdings are subject to change daily.

Voya International High Dividend Equity Income Fund* (the “Fund”) is a diversified closed-end fund. The primary investment objective of the Fund seeks to provide total return through a combination of current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by:

•       investing at least 80% of its managed assets in a portfolio of international dividend-producing securities or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends; and

•       selling call options on selected international, regional or country indices, and/or on equity securities and/or exchange-traded funds (“ETFs”).

Portfolio Management: The Fund is managed by Martin Jansen and David Rabinowitz, Portfolio Managers of Voya Investment Management Co. LLC; Nicolas Simar, Manu Vandenbulck, Robert Davis and Willem van Dommelen, Portfolio Managers of ING Investment Management Advisors B.V. — the Sub-Adviser.**

Equity Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in dividend-producing equity securities of foreign companies (“foreign securities”) and/or derivatives linked to such securities or indices that include such securities. The Fund normally invests across a broad range of countries, industries and market sectors, including in issuers located in countries that are considered emerging markets.

Top Ten Holdings as of August 31, 2014 (as a percentage of net assets)

HSBC Holdings PLC (GBP)	1.7%
BP PLC	1.5%
ENI S.p.A.	1.3%
Corio NV	1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.1%
Canadian Imperial Bank of Commerce	1.1%
Cia Energetica de Minas Gerais	1.1%
Zurich Insurance Group AG	1.1%
RSA Insurance Group PLC	1.1%
Freeport-McMoRan, Inc.	1.1%

Portfolio holdings are subject to change daily.

The Sub-Adviser seeks to construct a portfolio with a dividend yield that exceeds the weighted average dividend yield of the MSCI All Country World (ex-U.S.) IndexSM and allocates the Fund’s assets among the Europe region, the Asia Pacific region and the Rest-of-the-World region in proportions (“sleeves”) that depend on the Sub-Adviser’s assessment of market conditions across the investing spectrum. The target allocation is expected to be approximately 50% invested in the European sleeve in approximately 50 to 100 European equity securities, 40% invested in the Asia Pacific sleeve in approximately 60 to 120 Asia Pacific equity securities and 10% invested in the Rest-of-the-World sleeve in no more than 50 equity securities. The Fund invests in approximately 110 to 270 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.

The Fund’s Option Strategy: To generate premiums, the Fund writes (sells) call options on selected international, regional or country indices, and/or on equity securities, and/or ETFs with the underlying value of such calls generally having 20% to 50% of the value of its holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Call options will be written (sold) usually at-the-money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices, and/or on equity securities and/or ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.

Performance: Based on net asset value (“NAV”) as of August 31, 2014, the Fund provided a total return of 6.98% for the period.(1) This NAV return reflects an increase in the Fund’s NAV from $9.47 on February 28, 2014 to $9.70 on August 31, 2014. Based on its share price as of August 31, 2014, the Fund provided a total return of 10.77% for the period.(1) This share price return reflects an increase in the Fund’s share price from $9.24 on February 28, 2014 to $9.80 on August 31, 2014. During the period, the Fund made monthly distributions totaling $0.41 per share, all characterized as net investment income. To reflect the strategic emphasis of the Fund, the equity portfolio uses a blend of 55% MSCI Europe® Index and 45% MSCI All Country Asia Pacific ex-Japan®

4

Portfolio Managers’ Report	Voya International High Dividend Equity Income Fund

Index as a reference index. The blend of 55% in the MSCI Europe® Index and 45% in the MSCI Asia Pacific ex-Japan® Index returned 4.86% for the reporting period, with Asia-Pacific ex-Japan and Europe posting returns of 12.56% and -1.20%, respectively. As of August 31, 2014, the Fund had 8,402,997 shares outstanding.

Portfolio Specifics: While global equity markets trended upwards for the period, there were considerable regional divergences. Emerging markets and Asia Pacific ex-Japan performed strongly after weakness through March as Chinese growth and emerging currencies stabilized, while European stocks were down marginally due to concerns that the European recovery was not gaining adequate traction to justify current valuations. The tense stand-off in Ukraine also undermined confidence. North America continued to advance steadily due to solid economic growth prospects, while Japan recovered after the impact of an April sales tax hike was not as impactful as feared. Globally, the energy, information technology and utilities sectors were especially strong, while consumer discretionary, industrials and material stocks lagged.

Equity Portfolio: The equity portfolio outperformed the return of the reference index during the reporting period, due largely to contributions from stock selection among the industrials, utilities, financials, materials and consumer discretionary sectors. The positioning in consumer staples detracted modestly. The European sleeve outperformed its reference index, the MSCI Europe Index. Security selection added value thanks to strong contributions from the financials, materials, industrials and telecommunication services sectors. This was partly offset by negative selection among the consumer staples, utilities, energy and information technology sectors. The Asia Pacific ex-Japan sleeve outperformed its regional benchmark, the MSCI Asia Pacific ex-Japan Index, with noteworthy contributions from financials, utilities, industrials, consumer discretionary and information technology. Those contributions were partly offset by adverse selection in consumer staples and materials. The sleeve outside the Fund’s two core regions also added to performance by significantly exceeding the return of the reference index, due in large part to stock selection among materials companies and South American utilities. Selection among telecommunications services companies detracted slightly from results.

Options Portfolio: The option strategy of the Fund seeks to reduce volatility of total returns as well as to seek gains by writing calls on selected equity indices. The construction of the option portfolio is such that there is a low tracking error with the reference index of the equity portfolio. The actual composition also depends on the attractiveness of volatility premiums and market trading opportunities. During the reporting period, call options were sold on the FTSE 100, EuroSOTXX 50®, ASX, KOSPI 200, TWSE and Hang Seng indices. The options had a maturity in the range of four to five weeks. Option coverage ratios, for both the Asian Pacific sleeve and for the European sleeve, were approximately 40%, equating to about 35% of the Fund’s net assets. The strike levels of the call options were generally at-the-money. For the reporting period, the options strategy had a negative impact on returns, with the income received from the options falling short of the amounts due at the expiry. Market volatility traded down through June but spiked in July due to European weakness, and ended the period slightly lower than at the start.

Current Strategy and Outlook: High dividend strategies are designed to dampen volatility versus the broader market across an investment cycle. In our opinion, international developed stock markets are fairly priced. While Europe has embarked on a slow recovery after a protracted and deep recession and the Japanese economy has responded to aggressive monetary easing, we believe valuations are now generally factoring in a solid earnings recovery. In our view, there is some potential to beat earnings estimates, so we remain reasonably constructive on the market outlook, although price gains are unlikely to match the strong performance seen in 2013. Growth has slowed markedly in most emerging economies, but appears to be stabilizing in key emerging economies. The structural growth issues facing the developed world are expected to improve gradually, albeit with some periodic setbacks. In this environment, we feel that a focus on above average and sustainable dividends combined with the income on the call-writing activities may prove rewarding.

*	Effective May 1, 2014, the Fund was renamed “Voya International High Dividend Equity Income Fund.” Additionally, the Sub-Adviser was renamed “Voya Investment Management Co. LLC.”

**	August 31, 2014, Edwin Cuppen was removed as a portfolio manager of the Fund.

(1)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

5

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2014 (Unaudited)

ASSETS:
Investments in securities at fair value*	$80,605,142
Cash	629,201
Foreign currencies at value**	450,649
Receivables:
Investment securities sold	3,957,426
Dividends	227,300
Foreign tax reclaims	129,746
Prepaid expenses	200
Other assets	1,496
Total assets	86,001,160

LIABILITIES:
Payable for investment securities purchased	3,270,174
Payable for investment management fees	58,200
Payable for administrative fees	6,879
Payable to trustees under the deferred compensation plan (Note 6)	1,496
Payable for trustee fees	408
Other accrued expenses and liabilities	120,362
Written options, at fair value^	1,056,188
Total liabilities	4,513,707
NET ASSETS	$81,487,453

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$102,873,736
Distributions in excess of net investment income	(49,127)
Accumulated net realized loss	(25,648,343)
Net unrealized appreciation	4,311,187
NET ASSETS	$81,487,453

* Cost of investments in securities	$75,649,153
** Cost of foreign currencies	$450,649
^ Premiums received on written options	$415,013

Net assets	$81,487,453
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	8,402,997
Net asset value	$9.70

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS for the six months ended August 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,062,037
Total investment income	2,062,037

EXPENSES:
Investment management fees	411,640
Transfer agent fees	18,585
Administrative service fees	41,164
Shareholder reporting expense	15,740
Professional fees	29,647
Custody and accounting expense	54,937
Trustee fees	1,225
Miscellaneous expense	13,247
Total expenses	586,185
Net waived and reimbursed fees	(71,343)
Net expenses	514,842
Net investment income	1,547,195

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	2,396,151
Foreign currency related transactions	22,432
Written options	(584,764)
Net realized gain	1,833,819
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	1,868,115
Foreign currency related transactions	(11,287)
Written options	143,905
Net change in unrealized appreciation (depreciation)	2,000,733
Net realized and unrealized gain	3,834,552
Increase in net assets resulting from operations	$5,381,747

* Foreign taxes withheld	$183,136
^ Foreign taxes on sale of Indian investments	$6,512
# Foreign taxes accrued on Indian investments	$74

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2014	Year Ended February 28, 2014
FROM OPERATIONS:
Net investment income	$1,547,195	$2,103,186
Net realized gain	1,833,819	4,607,419
Net change in unrealized appreciation	2,000,733	50,667
Increase in net assets resulting from operations	5,381,747	6,761,272

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,477,939)	(5,906,462)
Return of capital	—	(1,515,963)
Total distributions	(3,477,939)	(7,422,425)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	22,560	127,219
	22,560	127,219
Net increase in net assets resulting from capital share transactions	22,560	127,219
Net increase (decrease) in net assets	1,926,368	(533,934)

NET ASSETS:
Beginning of year or period	79,561,085	80,095,019
End of year or period	$81,487,453	$79,561,085
Distributions in excess of net investment income at end of year or period	$(49,127)	$(419,852)

See Accompanying Notes to Financial Statements

8

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per share Operating Performance														Ratios and Supplemental Data
			Income (loss)
			from													Ratios to
			investment													average		Supplemental
			operations				Less Distributions									net assets		Data
	Net asset value, beginning of year or period		Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total Investment return at market value(2)	Net assets end for year or period	Gross expenses prior to expense waiver(3)	Net Expenses after expense waiver(3)(4)	Net investment income after expense waiver(3)(4)	Portfolio turnover rate
Year or
period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-14	9.47		0.18	•	0.46	0.64	0.41	—	—	0.41	9.70	9.80	6.98	10.77	81,487	1.42	1.25	3.76	19
02-28-14	9.55		0.25		0.55	0.80	0.70	—	0.18	0.88	9.47	9.24	9.07	0.33	79,561	1.48	1.25	2.67	53
02-28-13	9.84		0.23	•	0.47	0.70	0.24	—	0.75	0.99	9.55	10.13	7.89	10.94	80,095	1.50	1.26	2.53	94
02-29-12	11.16		0.30	•	(0.53)	(0.23)	0.68	—	0.41	1.09	9.84	10.15	(1.66)	(7.01)	82,211	1.46	1.26	3.02	94
02-28-11	10.52		0.26		1.58	1.84	1.20	—	—	1.20	11.16	12.17	18.22	11.30	92,552	1.38	1.25	2.44	99
02-28-10	8.12		0.25		3.96	4.21	0.20	—	1.61	1.81	10.52	12.19	51.96	86.17	86,217	1.41	1.25	2.47	55
02-28-09	16.72		0.57	•	(7.22)	(6.65)	0.47	—	1.48	1.95	8.12	7.68	(41.94)	(43.74)	65,793	1.39	1.25	4.31	81
09-25-07(5) - 02-29-08	19.06	(6)	0.10		(1.79)	(1.69)	0.25	0.17	0.23	0.65	16.72	16.32	(8.68)	(15.06)	135,902	1.26	1.24	1.32	42

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.
(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(5)	Commencement of operations.
(6)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited)

NOTE 1 — ORGANIZATION

Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM”) a Delaware limited liability company, to serve as sub-adviser to the Fund and in turn, Voya IM has engaged ING Investment Management Advisors B.V. (“IIMA”), a subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands to serve as sub-sub-adviser to the Fund. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or to pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value

(“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to

10

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date.

11

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will, be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

12

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the sub-adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund.

Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern

13

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2014.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2014, the fair value of written OTC call options subject to Master Agreements in a net liability position was $1,056,188. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events during the period ended August 31, 2014 that triggered any credit related contingent features.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund seeks to generate gains from the call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 7 for the volume of written call option activity during the period ended August 31, 2014.

I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2014, excluding short-term securities, were $15,075,994 and $18,837,072, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s

14

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2014, there were no preferred shares outstanding.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM has in turn entered into a sub-sub-advisory agreement (“Sub-Sub-Advisory Agreement”) with IIMA. Subject to policies as the Board or the Investment Adviser may determine, Voya IM and IIMA manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Fund a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.25% of average daily managed assets.

The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of August 31, 2014, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

August 31,
2015	2016	2017	Total
$175,869	$201,869	$151,600	$529,338

The Expense Limitation Agreement is contractual through March 1, 2015 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the “notional” funds selected by the trustee. The Fund purchases shares of the “notional” funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/14	11,012,410	$447,220
Options Written	64,372,920	2,320,313
Options Expired	(21,416,780)	(903,350)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(43,656,630)	(1,449,170)
Balance at 08/31/14	10,311,920	$415,013

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and

15

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
ended	#	#	($)	($)
8/31/2014	2,322	2,322	22,560	22,560
2/28/2014	13,619	13,619	127,219	127,219

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2014. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2013
Ordinary Income	Return of Capital
$5,326,816	$2,161,611

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$3,402,048	$(28,478,401)	2017

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of August 31, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

Investment Adviser:

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep

16

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 11 — RESTRUCTURING PLAN (continued)

additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014 and September 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. Shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and certain affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the loss of access to the resources of ING Groep by the Investment Adviser and certain affiliated entities that provide services to the Fund, which could adversely affect their businesses. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

Sub-Adviser:

IIMA is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and NN Group is a majority-owned subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.

It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which IIMA provides services to the Funds for which IIMA serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the Funds in anticipation of the divestment. Shareholders of the Funds for which IIMA serves as a sub-adviser will be asked to approve these new investment sub-advisory agreements. This approval will also include approval of any future sub-advisory agreements prompted by the divestment that are approved

17

NOTES TO FINANCIAL STATEMENTS as of August 31, 2014 (Unaudited) (continued)

NOTE 11 — RESTRUCTURING PLAN (continued)

by the Board and whose terms are not materially different from the current agreements. This means that shareholders of these Funds may not have another opportunity to vote on a new agreement with IIMA even if IIMA undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2014, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.069	8/15/2014	9/15/2014	9/4/2014
$0.069	9/15/2014	10/15/2014	10/3/2014

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

Voya International High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Australia: 9.9%
20,609		BHP Billiton Ltd.	$710,699	0.9
6,433		Rio Tinto Ltd.	377,395	0.4
1,754,187		Other Securities	7,002,738	8.6
			8,090,832	9.9
		Austria: 0.5%
99,964		Other Securities	391,238	0.5
		Belgium: 1.0%
11,627		Delhaize Group	809,766	1.0
		Canada: 1.1%
9,300		Canadian Imperial Bank of Commerce	888,987	1.1
		China: 9.5%
894,118		Industrial and Commercial Bank of China Ltd.	591,713	0.7
7,579,280		Other Securities	7,165,618	8.8
			7,757,331	9.5
		Denmark: 0.5%
7,418		Other Securities	397,098	0.5
		France: 9.2%
32,059		AXA S.A.	795,509	1.0
12,510		BNP Paribas	845,344	1.0
20,132		Carrefour S.A.	698,670	0.8
6,584		Casino Guichard Perrachon S.A.	786,309	1.0
45,050	@	Etablissements Maurel et Prom	703,044	0.9
52,351		Orange SA	792,441	1.0
7,656		Sanofi	839,044	1.0
45,351		Other Securities	2,039,282	2.5
			7,499,643	9.2
		Germany: 4.5%
8,565		Deutsche Boerse AG	609,778	0.7
38,756		E.ON AG	705,365	0.9
72,002		Other Securities	2,355,888	2.9
			3,671,031	4.5
		Hong Kong: 4.4%
110,800		AIA Group Ltd.	604,212	0.8
3,916,833		Other Securities	2,963,651	3.6
			3,567,863	4.4
		India: 2.8%
424,780		Other Securities	2,312,976	2.8
		Indonesia: 0.9%
802,000		Other Securities	764,568	0.9
		Ireland: 0.6%
21,655		Other Securities	499,100	0.6
		Italy: 4.2%
29,705		Assicurazioni Generali S.p.A.	608,640	0.8
156,813		Enel S.p.A.	830,591	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy (continued)
43,223	ENI S.p.A.	$1,079,329	1.3
182,182	Other Securities	875,960	1.1
		3,394,520	4.2
	Malaysia: 0.8%
440,708	Other Securities	687,228	0.8
	Netherlands: 2.6%
17,339	Corio NV	932,310	1.1
26,283	Other Securities	1,228,013	1.5
		2,160,323	2.6
	Portugal: 0.1%
10,792	Other Securities	52,291	0.1
	Singapore: 1.0%
261,000	Other Securities	786,048	1.0
	South Korea: 4.8%
541	Samsung Electronics Co., Ltd.	658,717	0.8
77,252	Other Securities	3,242,182	4.0
		3,900,899	4.8
	Spain: 2.3%
84,963	Banco Santander Central Hispano S.A.	846,496	1.0
50,000	Telefonica S.A.	793,243	1.0
13,695	Other Securities	205,957	0.3
		1,845,696	2.3
	Sweden: 2.4%
62,376	Telefonaktiebolaget LM Ericsson	777,301	0.9
107,590	TeliaSonera AB	785,821	1.0
42,289	Other Securities	391,275	0.5
		1,954,397	2.4
	Switzerland: 5.6%
9,838	Holcim Ltd.	783,023	1.0
9,364	Novartis AG	841,322	1.0
2,534	Roche Holding AG - Genusschein	740,075	0.9
2,005	Syngenta AG	720,124	0.9
2,880	Zurich Insurance Group AG	869,478	1.1
20,719	Other Securities	584,523	0.7
		4,538,545	5.6
	Taiwan: 4.0%
214,624	Taiwan Semiconductor Manufacturing Co., Ltd.	896,974	1.1
1,502,391	Other Securities	2,391,722	2.9
		3,288,696	4.0
	Thailand: 0.5%
37,000	Other Securities	372,053	0.5
	Turkey: 0.9%
30,685	Tupras Turkiye Petrol Rafine	720,470	0.9

See Accompanying Notes to Financial Statements

19

Voya International High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: 15.1%
8,106		AstraZeneca PLC	$618,551	0.7
162,620		Balfour Beatty PLC	656,031	0.8
171,442		Barclays PLC	639,445	0.8
151,867		BP PLC	1,211,443	1.5
33,090		GlaxoSmithKline PLC	808,704	1.0
125,646		HSBC Holdings PLC (GBP)	1,358,121	1.7
35,600		HSBC Holdings PLC (HKD)	385,057	0.5
128,778		J Sainsbury PLC	621,781	0.8
117,541		Kingfisher PLC	593,373	0.7
13,095		Rio Tinto PLC	700,186	0.9
91,923		Royal Mail PLC	682,323	0.8
113,856		RSA Insurance Group PLC	866,074	1.1
33,342		Scottish & Southern Energy PLC	840,923	1.0
29,639		Standard Chartered PLC	597,411	0.7
215,923		Other Securities	1,729,231	2.1
			12,308,654	15.1
		United States: 7.0%
23,700		Freeport-McMoRan, Inc.	861,969	1.1
11,700		Kraft Foods Group, Inc.	689,130	0.8
14,200		Merck & Co., Inc.	853,562	1.1
8,800		Philip Morris International, Inc.	753,104	0.9
17,487	@	Teekay LNG Partners L.P.	758,936	0.9
13,600		Verizon Communications, Inc.	677,552	0.8
32,800		Other Securities	1,147,530	1.4
			5,741,783	7.0
		Total Common Stock (Cost $73,898,159)	78,402,036	96.2
PREFERRED STOCK: 2.7%
		Brazil: 1.1%
103,304		Cia Energetica de Minas Gerais	880,980	1.1
		Germany: 0.7%
2,443		Other Securities	550,618	0.7
		South Korea: 0.9%
363		Samsung Electronics Co., Ltd.	365,544	0.4
2,659		Other Securities	405,964	0.5
			771,508	0.9
Shares		Value	Percentage of Net Assets
	Total Preferred Stock (Cost $1,750,994)	$2,203,106	2.7
	Total Investments in Securities (Cost $75,649,153)	$80,605,142	98.9
	Assets in Excess of Other Liabilities	882,311	1.1
	Net Assets	$81,487,453	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $75,780,441.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,086,136
Gross Unrealized Depreciation	(4,261,435)
Net Unrealized Appreciation	$4,824,701

Sector Diversification	Percentage of Net Assets
Financials	28.1%
Energy	10.5
Materials	9.6
Consumer Staples	8.8
Industrials	8.8
Utilities	8.0
Telecommunication Services	7.2
Information Technology	6.4
Health Care	6.2
Consumer Discretionary	5.3
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

20

Voya International High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,090,832	$—	$8,090,832
Austria	298,349	92,889	—	391,238
Belgium	—	809,766	—	809,766
Canada	888,987	—	—	888,987
China	—	7,757,331	—	7,757,331
Denmark	—	397,098	—	397,098
France	—	7,499,643	—	7,499,643
Germany	—	3,671,031	—	3,671,031
Hong Kong	793,160	2,774,703	—	3,567,863
India	—	2,312,976	—	2,312,976
Indonesia	—	764,568	—	764,568
Ireland	—	499,100	—	499,100
Italy	—	3,394,520	—	3,394,520
Malaysia	383,154	304,074	—	687,228
Netherlands	—	2,160,323	—	2,160,323
Portugal	—	52,291	—	52,291
Singapore	—	786,048	—	786,048
South Korea	—	3,900,899	—	3,900,899
Spain	—	1,845,696	—	1,845,696
Sweden	—	1,954,397	—	1,954,397
Switzerland	—	4,538,545	—	4,538,545
Taiwan	—	3,288,696	—	3,288,696
Thailand	—	372,053	—	372,053
Turkey	—	720,470	—	720,470
United Kingdom	1,522,105	10,786,549	—	12,308,654
United States	5,741,783	—	—	5,741,783
Total Common Stock	9,627,538	68,774,498	—	78,402,036
Preferred Stock	880,980	1,322,126	—	2,203,106
Total Investments, at fair value	$10,508,518	$70,096,624	$—	$80,605,142
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(1,056,188)	$—	$(1,056,188)
Total Liabilities	$—	$(1,056,188)	$—	$(1,056,188)

(1)	For the period ended August 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At August 31, 2014, securities valued at $2,070,926 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

21

Voya International High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

Voya International High Dividend Equity Income Fund Written OTC Options on August 31, 2014:

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
900	Goldman Sachs & Co.	Call on S&P/ASX 200 Index	5,388.710	AUD	09/04/14	$73,816	$(194,096)
1,920	Goldman Sachs & Co.	Call on Euro Stoxx 50® Index	3,018.320	EUR	09/04/14	140,032	(393,052)
700	Goldman Sachs & Co.	Call on FTSE 100 Index	6,561.970	GBP	09/04/14	98,963	(298,441)
900	Morgan Stanley	Call on Hang Seng Index	24,276.770	HKD	09/04/14	43,799	(57,109)
10,300,000	Deutsche Bank AG	Call on Korea Stock Exchange KOSPI 200 Index	265.260	KRW	09/04/14	31,930	(14,308)
7,500	Deutsche Bank AG	Call on Taiwan Stock Exchange Weighted Index	9,036.920	TWD	09/04/14	26,473	(99,182)
Total Written OTC Options						$415,013	$(1,056,188)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$1,056,188
Total Liability Derivatives		$1,056,188

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(584,764)
Total	$(584,764)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$143,905
Total	$143,905

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2014:

	Deutsche Bank AG	Goldman Sachs & Co.	Morgan Stanley	Totals
Liabilities:
Written options	$113,490	$885,589	$57,109	$1,056,188
Total Liabilities	$113,490	$885,589	$57,109	$1,056,188
Net OTC derivative instruments by counterparty, at fair value	$(113,490)	$(885,589)	$(57,109)	$(1,056,188)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(113,490)	$(885,589)	$(57,109)	$(1,056,188)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

22

Voya International High Dividend Equity Income Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2014:
% of Total Net Assets against which calls written	34.75%
Average Days to Expiration at time written	27 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$415,013
Value of calls	$(1,056,188)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

23

SHAREHOLDER MEETING INFORMATION (Unaudited)

An annual shareholder meeting of Voya International High Dividend Equity Income Fund was held July 2, 2014, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To elect four nominees to the Board of Trustees of each Fund.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya International High Dividend Equity Income Fund
J. Michael Earley	1*	6,081,281.221	152,977.000	0.000	0.000	6,234,258.221
Patrick W. Kenny	1*	6,080,832.221	153,426.000	0.000	0.000	6,234,258.221
Roger B. Vincent	1*	6,080,832.221	153,426.000	0.000	0.000	6,234,258.221
Shaun P. Mathews	1*	5,919,527.221	314,731.000	0.000	0.000	6,234,258.221

*	Proposal Passed

24

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION TO APPROVE NEW SUB-SUB-ADVISORY AGREEMENT IN CONNECTION WITH SEPARATION PLAN OF ING INVESTMENT MANAGEMENT ADVISORS B.V.

Voya International High Dividend Equity Income Fund

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest NN Group N.V. (“NN Group”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investment Management Advisors B.V. (the “Sub-Sub-Adviser” or “IIMA BV”) (such divestment, the “IIMA BV Separation Plan”). ING Groep’s base case to achieve the IIMA BV Separation Plan is through an initial public offering of NN Group (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of NN Group stock, or, possibly, through one or more privately negotiated sales of the stock. While the IIMA BV Separation Plan is the base case, alternative options for a divestment remain open.

Voya International High Dividend Equity Income Fund (the “Fund”) is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory and sub-sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the IIMA BV Separation Plan would be deemed a Change of Control Event.

As described above, the IIMA BV Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for IIMA BV, which in turn would result in the automatic termination of the current sub-sub-advisory agreement in place between IIMA BV and the Fund’s Sub-Adviser, Voya Investment Management Co. LLC (the “Current Agreement”). The decision by the Board, including a majority of the Independent Trustees, to approve a proposed sub-sub-advisory agreement for the Fund (the “Proposed Agreement”) was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund that the Sub-Sub-Adviser continue providing sub-sub-advisory services for the Fund, without interruption, as consummation of the IIMA BV Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the IIMA BV Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board considered that additional sub-sub-advisory agreements (“Subsequent Agreements”) may be needed upon the occurrence of certain Change of Control Events during the IIMA BV Separation Plan that could cause the Proposed Agreement to terminate in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreement and any Subsequent Agreements will permit the Fund to benefit from the continuation of services by the Sub-Sub-Adviser throughout the IIMA BV Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Sub-Sub-Adviser that the Sub-Sub-Adviser was relying on the Securities and Exchange Commission’s (“SEC”) position as stated in the no-action letter addressed to ING Investments, LLC (now known as Voya Investments, LLC) and certain of its affiliates that the SEC would not object to approval of agreements such as the Subsequent Agreements at this time. However, Management will present any Subsequent Agreements to the Board for its approval.

Prior to its approval of the Proposed Agreement and its approval to solicit shareholder approval of the Proposed Agreement, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by the Sub-Sub-Adviser under the Current Agreement and to be provided under the Proposed Agreement.

In determining whether to approve the Proposed Agreement with IIMA BV with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Agreement should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Proposed Agreement included the following: (1) IIMA BV’s presentation before the Board on May 22, 2014; (2) memoranda and related materials provided to the Board in advance of its May 22, 2014 meeting discussing: (a) the anticipated change of control of the Sub-Sub-Adviser, (b) the anticipated impact on the services provided to the Fund and on the Sub-Sub-Adviser’s business in general, (c) the anticipated changes to personnel currently responsible for servicing the Fund, (d) the anticipated impact on the compliance operations of the Sub-Sub-Adviser, (e) the anticipated changes to the resources available in servicing the Fund, (f) the continuation of sufficient working capital to maintain high-quality advisory services to the Fund, (g) the anticipated impact on the Sub-Sub-Adviser’s trading and recordkeeping operations, (h) the Sub-Sub-Adviser’s plan

25

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for disconnecting internal controls, IT functions and systems, business continuity arrangements and other operations and resources from ING Groep, and (i) that there are no material changes or developments since the Board’s last annual review of the Current Agreement; (3) IIMA BV’s response to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including copies of the form of the Proposed Agreement; and (5) other information relevant to the Board’s evaluation.

Based on the foregoing and other relevant considerations, at a meeting of the Board on May 22, 2014, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreement and to recommend approval of the Proposed Agreement by shareholders of the Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreement, including the fee rate, were fair and reasonable, and that it would be in the best interests of shareholders of the Fund to approve the Proposed Agreement, so as to enable there to be a continuation without interruption of the current services being provided by the Sub-Sub-Adviser pursuant to the Current Agreement. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that, during their deliberations, different Board members may have given different weight to different individual factors in reaching their individual conclusions to vote in favor of the Proposed Agreement and to recommend approval of the Proposed Agreement to shareholders.

26

Additional Information (Unaudited)

During the reporting period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

August 1, 2014, Edwin Cuppen was removed as a portfolio manager of the Fund.

The Fund was granted exemptive relief by the SEC (the “Order”), which under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common

Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common

27

Additional Information (Unaudited) (continued)

Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2014 DISTRIBUTIONS:

Declaration Date	Ex Date	Payable Date
January 15, 2014	February 3, 2014	February 18, 2014
February 18, 2014	March 3, 2014	March 17, 2014
March 17, 2014	April 1, 2014	April 15, 2014
April 15, 2014	May 1, 2014	May 15, 2014
May 15, 2014	June 2, 2014	June 16, 2014
June 16, 2014	July 1, 2014	July 15, 2014
July 15, 2014	August 1, 2014	August 15, 2014
August 15, 2014	September 2, 2014	September 15, 2014
September 15, 2014	October 1, 2014	October 15, 2014
October 15, 2014	November 3, 2014	November 17, 2014
November 17, 2014	December 1, 2014	December 15, 2014
December 15, 2014	December 29, 2014	January 15, 2015

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IID).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The number of record holders of Common Stock as of August 31, 2014 was 7, which does not include approximately 5,595 beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 1, 2014 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

28

Investment Adviser	Custodian
Voya Investments, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	One Wall Street
Scottsdale, Arizona 85258	New York, New York 10286

Administrator	Legal Counsel
Voya Funds Services, LLC	Dechert LLP
7337 East Doubletree Ranch Road, Suite 100	1900 K Street, N.W.
Scottsdale, Arizona 85258	Washington, D.C. 20006

Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com

SAR-UIID         (0814-102414)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Australia: 9.9%
13,303		Australia & New Zealand Banking Group Ltd.	415,723	0.5
20,609		BHP Billiton Ltd.	710,699	0.9
183,786		CFS Retail Property Trust	369,437	0.4
42,582		Coca-Cola Amatil Ltd.	358,365	0.4
78,250		Goodman Group	408,237	0.5
123,076		Incitec Pivot Ltd.	356,735	0.4
68,956		Insurance Australia Group	416,880	0.5
141,820		Metcash Ltd.	372,330	0.5
12,723		National Australia Bank Ltd.	418,702	0.5
177,103	@	Nine Entertainment Co. Holdings Ltd.	341,214	0.4
6,433		Rio Tinto Ltd.	377,395	0.5
29,331		Santos Ltd.	406,722	0.5
281,895		Sigma Pharmaceuticals Ltd.	217,481	0.3
221,903		Spark Infrastructure Group	408,321	0.5
96,542		Stockland	383,607	0.5
29,975		Suncorp Group Ltd	404,268	0.5
88,078		Sydney Airport	364,701	0.4
73,344		Toll Holdings Ltd.	409,169	0.5
51,126		Transurban Group	385,148	0.5
27,092		Treasury Wine Estates Ltd.	129,680	0.2
13,302		Westpac Banking Corp.	436,018	0.5
			8,090,832	9.9

		Austria: 0.5%
4,760	@	BUWOG AG	92,889	0.1
95,204		Immofinanz Immobilien Anlagen AG	298,349	0.4
			391,238	0.5

		Belgium: 1.0%
11,627		Delhaize Group	809,766	1.0

		Canada: 1.1%
9,300		Canadian Imperial Bank of Commerce	888,987	1.1

		China: 9.5%
121,500		BOC Hong Kong Holdings Ltd.	408,405	0.5
736,000		China BlueChemical Ltd.	362,698	0.5
770,000		China Communications Services Corp., Ltd.	371,483	0.5
790,380		China Construction Bank	587,228	0.7
38,000		China Mobile Ltd.	472,660	0.6
148,000		China Overseas Land & Investment Ltd.	416,061	0.5
397,400		China Petroleum & Chemical Corp.	401,361	0.5
138,000		China Resources Power Holdings Co.	417,634	0.5
924,000		China Shanshui Cement Group Ltd.	339,521	0.4
104,000		China Shineway Pharmaceutical Group Ltd.	180,225	0.2
826,000		China Telecom Corp., Ltd.	510,691	0.6
258,000		COSCO Pacific Ltd.	361,436	0.4
356,000		Guangdong Investment Ltd.	430,248	0.5
278,000		Harbin Electric Co. Ltd.	165,250	0.2
894,118		Industrial and Commercial Bank of China Ltd.	591,712	0.7
152,000		Jiangsu Expressway Co. Ltd.	173,137	0.2
604,500		Parkson Retail Group Ltd.	199,616	0.3
294,000		PetroChina Co., Ltd.	417,761	0.5
123,000		Shanghai Industrial Holdings Ltd.	410,302	0.5
152,500		Sinopec Engineering Group Co. Ltd.	173,881	0.2
368,000		Zhejiang Expressway Co., Ltd.	366,021	0.5
			7,757,331	9.5

		Denmark: 0.5%
7,418		FLSmidth & Co. A/S	397,098	0.5

		France: 9.2%
15,656	@	Alstom	554,588	0.7
32,059		AXA S.A.	795,509	1.0
12,510		BNP Paribas	845,343	1.0
20,132		Carrefour S.A.	698,670	0.8
6,584		Casino Guichard Perrachon S.A.	786,309	1.0
45,050	@	Etablissements Maurel et Prom	703,044	0.9
17,026		Eutelsat Communications	568,011	0.7
52,351		Orange SA	792,441	1.0
5,644		Groupe Danone	394,134	0.5
5,592		Lafarge S.A.	428,816	0.5
7,656		Sanofi	839,044	1.0
1,433		Vinci S.A.	93,734	0.1
			7,499,643	9.2

		Germany: 4.5%
8,565		Deutsche Boerse AG	609,778	0.8
32,417		Deutsche Telekom AG	485,841	0.6
38,756		E.ON AG	705,365	0.9
12,631	@	Metro AG	444,916	0.5
3,152		Rheinmetall AG	170,977	0.2
10,790		RWE AG	423,116	0.5
5,586		SAP SE	435,399	0.5

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

7,426	Wincor Nixdorf AG	395,639	0.5
		3,671,031	4.5

	Hong Kong: 4.4%
110,800	AIA Group Ltd.	604,213	0.7
56,000	Cheung Kong Infrastructure Holdings Ltd.	404,575	0.5
46,000	CLP Holdings Ltd.	389,489	0.5
2,470,000	Emperor Watch & Jewellery Ltd.	148,122	0.2
129,000	Hang Lung Properties Ltd.	426,220	0.5
992,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	431,357	0.5
71,933	Link Real Estate Investment Trust	427,237	0.5
94,500	MTR Corp.	374,847	0.5
57,400	Television Broadcasts Ltd.	361,803	0.5
		3,567,863	4.4

	India: 2.8%
24,803	Bank of Baroda	357,524	0.4
76,046	Bharat Heavy Electricals Ltd.	302,953	0.4
55,265	Coal India Ltd.	324,790	0.4
58,624	GAIL India Ltd.	429,068	0.5
144,044	NTPC Ltd.	326,712	0.4
54,474	Oil & Natural Gas Corp., Ltd.	391,153	0.5
11,524	Punjab National Bank	180,776	0.2
		2,312,976	2.8

	Indonesia: 0.9%
161,000	Indo Tambangraya Megah PT	387,826	0.5
641,000	Indofood Sukses Makmur Tbk PT	376,742	0.4
		764,568	0.9

	Ireland: 0.6%
21,655	CRH PLC - Dublin	499,100	0.6

	Italy: 4.2%
29,705	Assicurazioni Generali S.p.A.	608,640	0.8
156,813	Enel S.p.A.	830,591	1.0
43,223	ENI S.p.A.	1,079,329	1.3
162,966	Intesa Sanpaolo S.p.A.	485,234	0.6
19,216	Prysmian S.p.A.	390,726	0.5
		3,394,520	4.2

	Malaysia: 0.8%
254,908	Berjaya Sports Toto BHD	304,074	0.4
185,800	IJM Corp. Bhd	383,154	0.4
		687,228	0.8

	Netherlands: 2.6%
17,339	Corio NV	932,310	1.1
6,251	Koninklijke DSM NV	417,641	0.5
9,504	Nutreco NV	365,683	0.5
10,528		Royal Dutch Shell PLC - Class B	444,689	0.5
			2,160,323	2.6

		Portugal: 0.1%
10,792		Energias de Portugal S.A.	52,291	0.1

		Singapore: 1.0%
239,000		CapitaMall Trust	382,495	0.5
22,000		United Overseas Bank Ltd.	403,553	0.5
			786,048	1.0

		South Korea: 4.8%
14,600		Hite Jinro Co. Ltd.	332,853	0.4
14,046		Hyundai Marine & Fire Insurance Co., Ltd.	431,574	0.6
11,650		Kangwon Land, Inc.	414,537	0.5
10,558		KB Financial Group, Inc.	431,068	0.5
13,420		KT Corp.	463,721	0.6
1,251		POSCO	413,620	0.5
541		Samsung Electronics Co., Ltd.	658,717	0.8
8,140		Shinhan Financial Group Co., Ltd.	421,690	0.5
3,587		SK Innovation Co. Ltd.	333,119	0.4
			3,900,899	4.8

		Spain: 2.3%
84,963		Banco Santander Central Hispano S.A.	846,496	1.0
13,695		Indra Sistemas S.A.	205,957	0.3
50,000		Telefonica S.A.	793,243	1.0
			1,845,696	2.3

		Sweden: 2.4%
62,376		Telefonaktiebolaget LM Ericsson	777,301	0.9
42,289	@	SSAB Svenskt Staal AB - Class A	391,275	0.5
107,590		TeliaSonera AB	785,821	1.0
			1,954,397	2.4

		Switzerland: 5.6%
20,719		Credit Suisse Group	584,523	0.7
9,838		Holcim Ltd.	783,023	1.0
9,364		Novartis AG	841,322	1.0
2,534		Roche Holding AG - Genusschein	740,075	0.9
2,005		Syngenta AG	720,124	0.9
2,880		Zurich Insurance Group AG	869,478	1.1
			4,538,545	5.6

		Taiwan: 4.0%
79,000		Cheng Uei Precision Industry Co., Ltd.	152,762	0.2
566,635		CTBC Financial Holding Co. Ltd	412,625	0.5
23,612		MediaTek, Inc.	394,622	0.5
439,144		Mega Financial Holdings Co., Ltd.	378,915	0.5
164,000		Powertech Technology, Inc.	310,851	0.4
129,000		Quanta Computer, Inc.	364,314	0.4
43,000		Radiant Opto-Electronics Corp.	185,736	0.2

See Accompanying Notes to Financial Statements

2

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

214,624		Taiwan Semiconductor Manufacturing Co., Ltd.	896,974	1.1
58,000	@	Zhen Ding Technology Holding Ltd.	191,897	0.2
			3,288,696	4.0

		Thailand: 0.5%
37,000		PTT PCL-Foreign	372,053	0.5

		Turkey: 0.9%
30,685		Tupras Turkiye Petrol Rafine	720,470	0.9

		United Kingdom: 15.1%
8,106		AstraZeneca PLC	618,551	0.8
57,687		Aviva PLC	499,268	0.6
162,620		Balfour Beatty PLC	656,030	0.8
171,442		Barclays PLC	639,445	0.8
151,867		BP PLC	1,211,443	1.5
29,655		CNH Industrial NV	258,002	0.3
33,090		GlaxoSmithKline PLC	808,704	1.0
125,646		HSBC Holdings PLC (GBP)	1,358,121	1.7
35,600		HSBC Holdings PLC (HKD)	385,057	0.5
56,527		ICAP PLC	356,217	0.4
128,778		J Sainsbury PLC	621,781	0.8
117,541		Kingfisher PLC	593,373	0.7
13,095		Rio Tinto PLC	700,187	0.9
91,923		Royal Mail PLC	682,323	0.8
113,856		RSA Insurance Group PLC	866,074	1.1
33,342		Scottish & Southern Energy PLC	840,923	1.0
32,508		Segro PLC	199,856	0.2
29,639		Standard Chartered PLC	597,411	0.7
39,546		UBM PLC	415,888	0.5
			12,308,654	15.1

		United States: 7.0%
11,100	@	Ensco PLC	560,328	0.7
23,700		Freeport-McMoRan, Inc.	861,969	1.1
11,700		Kraft Foods Group, Inc.	689,130	0.8
14,200		Merck & Co., Inc.	853,562	1.1
8,800		Philip Morris International, Inc.	753,104	0.9
21,700		Pitney Bowes, Inc.	587,202	0.7
17,487	@	Teekay LNG Partners L.P.	758,936	0.9
13,600		Verizon Communications, Inc.	677,552	0.8
			5,741,783	7.0

	Total Common Stock
	(Cost $73,898,159)		78,402,036	96.2

PREFERRED STOCK: 2.7%
		Brazil: 1.1%
103,304		Cia Energetica de Minas Gerais	880,980	1.1

		Germany: 0.7%
2,443		Volkswagen AG	550,618	0.7

		South Korea: 0.9%
856		Hyundai Motor Co.	126,688	0.2
1,803	Hyundai Motor Co.- Series 2	279,276	0.3
363	Samsung Electronics Co., Ltd.	365,544	0.4
		771,508	0.9

	Total Preferred Stock
	(Cost $1,750,994)	2,203,106	2.7

	Total Investments in Securities (Cost $75,649,153)	$80,605,142	98.9
	Assets in Excess of Other Liabilities	882,311	1.1
	Net Assets	$81,487,453	100.0

@	Non-income producing security

Cost for federal income tax purposes is $75,780,441.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,086,136
Gross Unrealized Depreciation	(4,261,435)

Net Unrealized Appreciation	$4,824,701

Sector Diversification	Percentage of Net Assets
Financials	27.9%
Energy	10.5
Materials	9.7
Industrials	8.8
Consumer Staples	8.7
Utilities	8.0
Telecommunication Services	7.2
Information Technology	6.4
Health Care	6.3
Consumer Discretionary	5.4
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

3

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) The Code of Ethics is not required for the semi-annual filing.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a) (3) Not required for semi-annual filing.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya International High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 6, 2014